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                                                                    Exhibit 10.8


                                STOCK PLEDGE AGREEMENT
                                ----------------------


     This Stock Pledge Agreement ("Pledge Agreement") is made by
________________________________________________________________________________
("Pledgor") and delivered to CoreStates Bank, N.A. as agent (in such capacity, "Agent") for the lenders (collectively, "Lenders") parties to that certain Loan and Security Agreement (as it may from time to time be supplemented, restated, superseded, amended or replaced, the "Loan Agreement") of even date herewith among Phoenix Color Corp. and Alpha Systems, Inc. (collectively, "Borrowers"), Agent, Fleet Bank of Massachusetts, N.A., as Co-Agent and the Lenders. This Pledge Agreement is given and is intended to provide additional security for all of Borrowers' Obligations (as defined in the Loan Agreement) to Lenders. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

     Pledgor, intending to be legally bound hereby, and for other good and sufficient consideration, the receipt of which is hereby acknowledged, does hereby assign, pledge, hypothecate, deliver and set over to Agent for the ratable benefit of Lenders, its successors and assigns, the property described in the Schedule of Collateral attached hereto and made part hereof, including all additions, exchanges, replacements and substitutions therefor, dividends and distributions with respect thereto, and the proceeds thereof, (collectively, the "Collateral") and Pledgor hereby grants to Agent, for the ratable benefit of Lenders, a continuing lien and security interest in the Collateral as collateral security for the payment and performance of the Obligations.

     (1)     Pledgor hereby represents and warrants that:

             (a) Except as pledged herein, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Collateral in any manner whatsoever and the Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options;

             (b) Pledgor has the full power and authority to execute, deliver, and perform under this Pledge Agreement and to pledge the Collateral hereunder;

             (c) This Pledge Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Collateral referred to herein is not in violation of and shall not create any default under any agreement, undertaking or obligation of Pledgor;


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             (d)   The Collateral has been duly and validly authorized and
issued by the issuer thereof and such Collateral is fully paid for and non-assessable;

             (e) Pledgor is pledging hereunder one hundred percent (100%) of Pledgor's interest and ownership in all entities listed on the attached Schedule of Collateral; and

             (f) Pledgor is contemporaneously with the execution hereof, delivering to Agent all certificates representing or evidencing the Collateral, accompanied by duly executed instruments of transfer or assignments in blank, to be held by Agent in accordance with the terms hereof.

     (2) The pledge described herein shall continue in effect to secure all Obligations from time to time incurred or arising unless and until the outstanding principal balance of Term Loan A has been permanently and indefeasibly reduced to the sum of Four Million Dollars ($4,000,000) and no Default or Event of Default is, at that time, outstanding.

     (3) If an Event of Default occurs under the Loan Agreement, then Agent may, at its sole option, exercise from time to time with respect to the Collateral any and/or all rights and remedies available to it hereunder, under the Uniform Commercial Code, or otherwise available to it, at law or in equity, including without limitation the right to dispose of the Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Agent or its nominee may become the purchaser at any such sale(s).

     (4)(a) In addition to all other rights granted to Agent herein or otherwise available at law or in equity, Agent shall have the following rights, each of which may be exercised at Agent's sole discretion (but without any obligation to do so), at any time following the occurrence of an Event of Default under the Loan Agreement, without further consent of Pledgor: (i) to transfer the whole or any part of the Collateral into the name of itself or its nominee or to conduct a sale of the Collateral pursuant to the Uniform Commercial Code as enacted in Pennsylvania or pursuant to any other applicable law; (ii) to vote the Collateral; (iii) to notify the persons obligated on any of the Collateral to make payment to Agent of any amounts due or to become due thereon; and (iv) to release, surrender or exchange any of the Collateral at any time, or to compromise any dispute with respect to the same. Agent may proceed against the Collateral, or any other collateral securing the Obligations, in any order, and against Pledgor and any other obligors (including, without limitation, Borrowers), jointly and/or severally, in any order to satisfy the Obligations. Pledgor waives and releases any right to require Agent to first collect any of the Obligations secured hereby from any other collateral of Pledgor


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or any other party (including, without limitation, Borrowers) securing the
Obligations under any theory of marshalling of assets, or otherwise. All rights and remedies of Agent are cumulative, not alternative.

             (b) Pledgor hereby appoints Agent its attorney-in-fact, subject to the terms hereof, to arrange, at Agent's option, (i) to, upon the occurrence of an Event of Default, effectuate the transfer of the Collateral on the books of the issuer thereof to the name of Agent or to the name of Agent's nominee, designee or assignee, (ii) to endorse and collect checks payable to Pledgor representing distributions or other payments on the Collateral, and (iii) to carry out the terms and provisions hereof.

     (5) The proceeds of any Collateral received by Agent at any time, whether from the sale of Collateral or otherwise, may be applied to or on account of the Obligations and in such order as Agent may elect. In addition, Agent may, in its discretion, apply any such proceeds to or on account of the payment of all Expenses which may be incurred by Agent (or any Lender).

     (6) Pledgor recognizes that Agent may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Collateral, a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Agent or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Agent has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended.

     (7) In the event that any stock dividend, reclassification, readjustment or other change is made or declared in the capital structure of, or Pledgor acquires or in any other manner receives additional shares of stock in, any corporation described in the attached Schedule of Collateral, if any, or any option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other securities, issued by reason of any such change or exercise shall be delivered to and held by Agent under the terms hereof in the same manner as the Collateral originally pledged hereunder. No cash dividends may be paid to

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or retained by Pledgor unless expressly permitted in writing by Agent.

     (8) So long as no Event of Default has occurred and is continuing under the Loan Agreement, and, until Agent notifies Pledgor in writing of the exercise of its rights hereunder, Pledgor shall retain the sole right to vote the Collateral and exercise all rights of ownership with respect to all corporate questions for all purposes not inconsistent with the terms hereof.

     (9) Agent shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Agent in the Collateral against other parties. Agent shall have no obligation to sell or otherwise deal with the Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Collateral, in the opinion of Agent or Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by Agent shall not be deemed a breach of any duty which Agent may have under law to preserve the Collateral. Unless expressly set forth herein, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Agent at any time with respect to the Collateral.

     (10) To the extent Agent is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Collateral, Pledgor agrees that seven (7) days' prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Pledgor further recognizes and agrees that if the Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgor shall not be entitled to any prior notice of sale or other intended disposition.

     (11) Pledgor shall indemnify, defend and hold harmless Agent from and against any and all claims, losses and liabilities resulting from any breach by Pledgor of Pledgor's representations and covenants under this Pledge Agreement.

     (12) Pledgor hereby waives notice of (a) acceptance of this Pledge Agreement, (b) the existence and incurrence from time to time of any Obligations under the Loan Agreement, (c) the existence of any Event of Default, the making of demand, or the taking of any action by Agent under the Loan Agreement, and
(d) demand and default hereunder.

     (13) Pledgor hereby consents and agrees that Agent may at any time or from time to time in its sole discretion (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations,
(b) supplement, amend,

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restate, supersede, or replace the Loan Agreement or any other Loan Documents,
(c) renew, extend, modify, increase or decrease loans and extensions of credit under the Loan Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Loan Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Agent at any time against the Obligations in any order as Agent may determine; all of the foregoing in such manner and upon such terms as Agent may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Pledge Agreement which shall remain in full force and effect.

     (14) This Pledge Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Borrowers or Pledgor for or delay in enforcing or failure to enforce, performance or payment of Borrowers' or Pledgor's obligations, or (b) any failure, neglect or omission on Agent's part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrowers, Pledgor or any other party securing the Obligations.

     (15) Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Agent, sell, encumber or grant any lien, security interest or option on or with respect to any of the Collateral.

     (16) Pledgor hereby authorizes and instructs each issuer of the Collateral to comply with any instruction received by it from Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that each such issuer shall be fully protected in so complying.

     (17) Pledgor acknowledges that the rights and responsi-bilities of Agent under this Pledge Agreement with respect to any action taken by Agent or the exercise or non-exercise by Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall be governed, as between Agent and Lenders, by the Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them; but, as between Agent and Pledgor, Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and neither Pledgor nor any issuer of Collateral shall be under any obligation, or

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entitlement, to make any inquiry respecting such authority.  All references herein to any rights or remedies of Agent, or to any obligations owing to Agent hereunder, shall be deemed to refer to such rights and remedies as Agent may exercise on behalf of itself and the Lenders for the ratable benefit of the Lenders.

     (18) Any failure of or delay by Agent to exercise any right or remedy hereunder shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any other time.

     (19) This Pledge Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof and may be modified only by a written instrument signed by the party or parties against whom any change is sought to be enforced.

     (20) This Pledge Agreement is made in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, and the provisions hereof shall be deemed severable in the event of the invalidity of any provision.

     (21) All communications which Agent may provide to Pledgor herein shall be sent to Pledgor at the respective addresses set forth below in the manner provided in paragraph 10.8 of the Loan Agreement.

     (22) This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto (including Agent and Lenders), and their respective successors and assigns.

     (23) PLEDGOR AND AGENT EACH HEREBY WAIVES ANY AND ALL RIGHTS IT MIGHT HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS PLEDGE AGREEMENT.

     This Stock Pledge Agreement is executed this      day of                 ,
1996.


Witness____________________
                                        _________________________________ [SEAL]


                                      Address:__________________________________

                                              __________________________________


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                                SCHEDULE OF COLLATERAL
                                ----------------------


     The following Collateral is hereby pledged by Pledgor to Agent pursuant to the Stock Pledge Agreement to which this Schedule is attached:

                                             CLASS          AMOUNT
ISSUER         OWNER     CERTIFICATE NO.     OF STOCK       OF SHARES
------         -----     ---------------     --------       ---------

Phoenix
Color
Corp.

STATE OF                 :
                         : Ss
                         :
COUNTY OF                :


     I HEREBY CERTIFY that, on this _______ day of _____________, 1996, before me, the undersigned, a Notary Public in and or the State aforesaid, appeared ________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal on the day and year first above mentioned.




                                             ___________________________________
                                             Notary Public

                   Schedule to the Stock Pledge Agreement
                   --------------------------------------


     The foregoing Stock Pledge Agreement was executed by the following stockholders:

     Louis La Sorsa
     Edward Lieberman
     John Biancolli
     Ronald Burk
     Henry Burk
     Anthony DiMartino
     Thomas Newell
     John Blum
     John Carbone
     Mitchell Weiss
     Dion Von der Lieth
     Bruno Jung